Unaudited Pro Forma Financial Information from Joint Venture (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Business Acquisition, Pro Forma Information [Line Items]
Revenues	$ 3,526,621
Net income	156,728
Less: net income attributable to noncontrolling interest	54,153
Net income attributable to Watsco, Inc.	$ 102,575
Diluted earnings per share for Common and Class B common stock	$ 2.64